                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 12, 2000

                         FREEDOM SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                          011-13993                          04-3335712
      (State of Incorporation)         (Commission File Number)       (IRS Employer Identification No.)


                       One Beacon Street, Boston, MA 02108
               (Address of principal executive offices) (Zip Code)


                                 (617) 725-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.           Other Events.

         On January 12, 2000, Freedom issued a press release announcing that Kenneth S. Klipper had been named Freedom's Chief Financial Officer, Executive Vice President and a member of the Freedom Securities Operating Committee. A copy of the press release is included under Item 7, Exhibit 99.1.

         On January 19, 2000, Freedom issued a press release announcing its financial results for the fourth quarter. A copy of the press release is included under Item 7, Exhibit 99.2.

Item 7.           Exhibits.

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

Exhibit         Description
-------         -----------
99.1            Freedom Press Release, dated January 12, 2000.

99.2            Freedom Press Release, dated January 19, 2000.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2000


                                        FREEDOM SECURITIES CORPORATION



                                         By: /s/ JOHN H. GOLDSMITH
                                            ------------------------------------
                                                 Name:  John H. Goldsmith
                                                 Title:  Chief Executive Officer




                                  EXHIBIT INDEX

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

Exhibit         Description
-------         -----------
99.1            Freedom Press Release, dated January 12, 2000

99.2            Freedom Press Release, dated January 19, 2000
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